Exhibit 99.1 Rethinking Ophthalmology

Disclaimer (1 of 2) This investor presentation (this “Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the “Business Combination”) between European Biotech Acquisition Corp. (“SPAC”) and Oculis SA (together with its subsidiaries, the “Company”). The information contained herein does not purport to be all-inclusive and none of SPAC, the Company or their respective affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Industry and market data used in this presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither the Company nor SPAC has verified, or will verify, any part of this Presentation, and the information in this Presentation is subject to change. 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For example, all statements we make regarding the initiation, timing, progress and results of our preclinical studies, our clinical studies, our research and development programs, our regulatory strategy, our future development plans, our ability to advance product candidates into, and successfully complete, and the timing or likelihood of regulatory filings and approvals, as well as any statements regarding our ability to consummate the proposed Business Combination, are forward looking. All forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, assurance, prediction or definitive statement of a fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. 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Copyright of this Presentation is owned by the Company. No part of this presentation may be reproduced in any manner without the permission of the Company. Strictly private and confidential 2 2 Commercially confidential information

Disclaimer (2 of 2) Industry and Market Data This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company’s industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk. This presentation concerns drugs that are in development and which have not yet been approved for marketing by the U.S. Food and Drug Administration (FDA). No representation is made as to the safety or effectiveness of any of the products in development, nor for any products which may have applications pending before the FDA. Any trademarks, servicemarks, trade names and copyrights of the Company and other companies contained in this Presentation are the property of their respective owners. Additional Information In connection with the proposed Business Combination, the parties have filed a Registration Statement with the SEC (File No. 333-268201) containing a preliminary proxy statement of SPAC and a preliminary prospectus of the combined company, and after the registration statement is declared effective, SPAC will mail a definitive proxy statement/prospectus relating to the proposed Business Combination to its shareholders. This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. SPAC’s shareholders and other interested persons are advised to read the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents which will be filed in connection with the proposed Business Combination, as these materials will contain important information about SPAC, the Company and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of SPAC as of a record date to be established for voting on the proposed Business Combination. Shareholders can obtain copies of the preliminary proxy statement/prospectus and will be able to obtain copies of the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: European Biotech Acquisition Corp., Johannes Vermeerplein 9, 1071 DV Amsterdam, Netherlands. Participants in the Solicitation SPAC and its directors and executive officers may be deemed participants in the solicitation of proxies from SPAC’s shareholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in SPAC will be contained in SPAC’s final prospectus related to its initial public offering, which will be filed with the SEC and will become available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to European Biotech Acquisition Corp., Johannes Vermeerplein 9, 1071 DV Amsterdam, Netherlands. Additional information regarding the interests of such participants will be contained in the Registration Statement. The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of SPAC in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be contained in the Registration Statement. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. The Company and SPAC reserve the right to negotiate with one or more parties and to enter into a definitive agreement relating to the transaction at any time and without prior notice to the recipient or any other person or entity. The Company and SPAC also reserve the right, at any time and without prior notice and without assigning any reason therefor, (i) to terminate the further participation by the recipient or any other person or entity in the consideration of, and proposed process relating to, the transaction, (ii) to modify any of the rules or procedures relating to such consideration and proposed process and (iii) to terminate entirely such consideration and proposed process. No representation or warranty (whether express or implied) has been made by the Company, the SPAC or any of their respective directors, officers, employees, affiliates, agents, advisors or representatives with respect to the proposed process or the manner in which the proposed process is conducted, and the recipient disclaims any such representation or warranty. The recipient acknowledges that the Company, SPAC and their respective directors, officers, employees, affiliates, agents, advisors or representatives are under no obligation to accept any offer or proposal by any person or entity regarding the transaction. None of the Company, SPAC or any of their respective directors, officers, employees, affiliates, agents, advisors or representatives has any legal, fiduciary or other duty to any recipient with respect to the Strictly private and confidential 3 3 manner in which the proposed process is conducted. Commercially confidential information

Today’s Agenda Presenter(s) Topic Time Opening remarks & introduction to Oculis and 1 Riad Sherif Eduardo Bravo 09:00AM – 09:15AM European Biotech Acquisition Corp. (EBAC) OCS-01 in diabetic macular edema (DME) and post-ocular surgery § Market opportunity 2 Riad Sherif 09:15AM – 10:00AM § Existing data and clinical development path § Competitive landscape § Q&A Break 10:00AM – 10:15AM Overview of OCS-02 in dry eye disease and uveitis 3 § Market opportunity Riad Sherif§ Existing data and clinical development path 10:15AM – 11:00AM § Competitive landscape § Q&A 4 Overview of OCS-05 in neuroprotection & product pipeline Riad Sherif 11:00AM – 11:20AM § Q&A Break 11:20AM – 11:30PM 5 Financing history, intellectual property, and transaction overview Sylvia Cheung 11:30PM – 11:50PM § Q&A 6 Riad Sherif Eduardo Bravo Closing remarks 11:50PM – 12:00PM Riad Sherif: Chief Executive Officer, Oculis Sylvia Cheung: Chief Financial Officer, Oculis Strictly private and confidential Eduardo Bravo: Chief Executive Officer at European Biotech Acquisition Corp 4 4 Commercially confidential information

Our Purpose To drive innovation to save sight and improve eye care Strictly private and confidential 5 5 Commercially confidential information

Executive summary: Uniquely positioned to build significant value § Advanced pipeline with 2 Phase 3 and 2 Phase 2b indications Advanced and diversified product portfolio § 10+ Innovative and differentiated clinical and preclinical programs st § 1 Retina eye-drop for Diabetic Macular Edema (DME) st § 1 Biologic eye-drop for Dry Eye Disease (DED) Poised to deliver innovative therapies (upside potential from biomarker-driven precision medicine approach) st § 1 Neuroprotective agent for neuro-retina treatments Significant commercial potential§ Targeting critical unmet needs in 3 major ophthalmology segments 2023 2024 § OCS-01 Ocular Surgery Phase 3 readout§ OCS-01 Ocular Surgery NDA (1) § OCS-01 DME Phase 3 (Stage 1) readout§ OCS-01 CME PoC readout Near-term value inflection points expected § OCS-02 DED Phase 2b readout § OCS-02 Uveitis Phase 2b readout (1) Cystoid Macular Edema (CME). (2) § OCS-05 AON PoC readout (2) Acute Optic Neuritis (AON). Strictly private and confidential 6 6 Commercially confidential information

Addressing highly meaningful key unmet medical needs with 3 major innovations ® OCS-01: Optireach enables eye OCS-02: Antibody fragment OCS-05: Promising drops technology enables biologic eye neuroprotective agent in for retinal disease drop clinical trial Regions that bind To address neurological damage to neutralize TNFα Cyclodextrin Drug Single Complex aggregate molecule complex water-soluble nanoparticle IgG Fab scFv Phase 2b in Dry Eye Phase 3 in DME and Ocular Phase 1/2a in Acute Optic Surgery Disease and Uveitis Neuritis, with multiple additional applications Topical anti-TNFα for severe Dry Proprietary technology for front SGK-2 activator with and back of the eye Eye Disease with potential neuroprotective potential for biomarker for precision medicines Topical Diabetic Macular Edema Glaucoma, Geographic treatment Atrophy, Diabetic Retinopathy & Neurotrophic Keratitis Strictly private and confidential 7 7 Commercially confidential information

Oculis clinical stage candidates pipeline Innovative, diversified and late-stage pipeline Next Catalysts Product Investigational Pre-clinical Phase 1 Phase 2 Phase 3 2023 2024 Candidate(s) Indication(s) Ph3 Stage 1 readout DIABETIC MACULAR EDEMA INFLAMMATION AND PAIN FOLLOWING OCULAR SURGERY Ph3 readout NDA OCS-01 CYSTOID MACULAR EDEMA PoC readout DRY EYE DISEASE Ph2b readout OCS-02 UVEITIS Ph2b readout ACUTE OPTIC NEURITIS PoC readout GLAUCOMA OCS-05 NEUROTROPHIC KERATITIS OCS-01 is based on the OPTIREACH® technology, OCS-02 is a single chain antibody fragment (ScFv) against TNFα and OCS-05 is a SGK-2 activator peptidomimetic small molecule with novel MoA targeting the activation of the trophic factor pathways. Strictly private and confidential 8 8 Commercially confidential information

Experienced leadership team with successful track record ü Over 200 years of cumulative experience at leading industry and drug development organizations ü Combined experience in drug development leading to approvals and launches with >40 drug products across the world ü Experience in managing and growing public companies and launching new classes of therapeutics ü Commitment to build an industry leader in ophthalmic innovation Riad Sherif Sylvia Cheung Pall Johannesson Thorsteinn Loftsson Joanne Chang Webb Ding Bastian Dehmel Gudrun Bachmann Marc Maderi Chief Executive Officer Chief Financial Officer Chief Strategy Officer CRTO & co-founder Chief Medical Officer China President Chief Dev. Officer CMC SVP Quality SVP Strictly private and confidential 9 9 Commercially confidential information

EBAC overview Led by some of Europe’s most experienced healthcare investors Executive team Board (Lead, Manage, Develop) Martin Kleijwegt Mark Wegter Onno van de Stolpe Eduardo Bravo Chairman, Founder and Board member, Independent Board Chief Executive Officer Member Former CEO Managing partner Managing partner and Founder Galapagos Volkert Doeksen Sam Fazeli § Over 25 years of senior management and board experience Independent Board Independent Board in the biopharmaceutical sector Member Senior Member Head of Advisor at The research EMEA at § Previously CEO at Nordic Nanovector, Cellerix and TiGenix Carlyle Groups Bloomberg (oversaw several financing rounds, IPO on Nasdaq in 2016 Intelligence, London and acquisition by Takeda in 2018) § Currently Chairman of the Boards at Vivet Therapeutics and Engitix Therapeutics, and a Board Member at Sutura Therapeutics Support team Geraldine O’Keeffe Felice Verduyn Partner Partner Koen Sintnicolaas Gisela Wolf Chief Financial Officer Legal Counsel Broader EQT Life Sciences team 19 200+ 26 17 PhDs and MDs KOLs Investment Years at LSP / EQT Life professionals Sciences (partner average) EQT Life Sciences (formerly LSP) is an affiliate of EBAC Sponsor (LSP Sponsor EBAC B.V.). Strictly private and confidential 10 10 Commercially confidential information

Possible Effects of DME Normal Vision Possible Effects of DME Normal Vision Possible Effects of DME Normal Vision OCS-01 in OCS-01 in Diabetic Macular Diabetic Macular Edema (DME) Edema (DME) & Post Ocular Surgery (in High-Risk Patients) Possible Effects of DME Normal Vision Possible Effects of DME Normal Vision OCS-01 in OCS-01 in Diabetic Macular Normal Diabetic Macular Edema (DME) Vision Edema (DME) Possible Effects of DME Normal Vision OCS-01 in 1 OCS-01 in Diabetic Macular Diabetic Macular Effects Edema (DME) Edema (DME) of DME 1 OCS-01 in Image: Source and Copyright: © 2022 by The Angiogenesis Foundation, Inc., All Rights Reserved. www.scienceofdme.org 1 Diabetic Macular Edema (DME) 1 1 1

OCS-01: Retina eye drop in Phase 3 § Topical, non-invasive, self-administered treatment for DME in Phase 3 Retina eye drop in § Well-differentiated potential treatment for inflammation and pain following ocular surgery in Phase 3 high-risk patients High potential (1)(2) (3)(4) § Total addressable US patient population for DME ~ 1.2M and for Ocular Surgery ~2M commercial impact $ § Phase 2 trials in DME and ocular surgery met pre-specified efficacy endpoints with statistical Positive Ph2 in both significance indications § Positive EoP2 meeting validates Phase 3 design § DME: Phase 3 Stage 1 readout expected mid-2023 Near-term value inflection points § Ocular Surgery: Phase 3 readout expected mid-2023 (1) Decision Resources Group: DME – DR Landscape Forecast – Disease Landscape Forecast 2020 (2) Gonzalez et al. 2016, Early and long-term responses to Anti-VEGF therapy in DME: Analysis of protocol I Data (3) Meddevicetracker, HPCUnet (Clearview forecast) Strictly private and confidential 12 12 (4) ARVO Annual Meeting Abstract, June 2021, Hennings et al. Prognostic determinants of postoperative pseudophakic macular oedema in a tertiary hospital setting Commercially confidential information

Large aggregates Current Eye Delivery Limitations Oculis Innovation about 2-5 μm in diameter High Poor aqueous solubility of lipophilic drugs concentration Complex aggregate and Thermodynamic activity. The dissolved water-soluble gradient nanoparticle drug must possess high thermodynamic approx. 100 nm in activity to partition from the aqueous tear diameter fluid into the lipophilic membrane barriers. Extended Single Short contact time. About 50% of the tear residence complex film is replaced every 3 to 4 minutes: ocular time surface washing. Lipid membrane barrier. Drug molecules Drug must be somewhat lipophilic for passive Biological permeation permeation through the lipophilic bio- across membranes membranes of the eye wall. Cyclodextrin Tear film (Metabolized to glucose and maltose in the tear film) 1 Loftsson, T. & Stefansson, E. Cyclodextrins and topical drug delivery to the anterior and posterior segments of the eye. International Journal of Pharmaceutics 531 (2017) 413-423. 1 Strictly private and confidential 13 3 Commercially confidential information

SNP Technology Pharmacokinetics Consistently delivers enhanced pharmacokinetics for front and back of the eye (2) (1) Greater concentration in the aqueous humor Greater concentration in the tear film OCS-01 ® Maxidex Concentration of dexamethasone (μg/ml) in the tear film DorzNP 3% dorzolamide SNP suspension after topical application of either one drop in humans (OCS- Trusopt® containing 2% dorzolamide solution. 01: 1.5% Dexamethasone) Single topical administration to rabbits (mean ± SD; n=6-8) 14 (1) Data on file (2) Johannesson et al. Kinetics of y-Cyclodextrin nanoparticle suspension eye drops in tear fluid, Acta Ophthalmologica 2014, pp550-556 Strictly private and confidential 14 Commercially confidential information

DME is a large and growing market with critical unmet needs Growing DME patient Only invasive Late start (1) population size treatments approved of treatment DME – Treatment rate and market size Global DME Patients (4) in G7 countries (US, EU5 and JP) (2) (7% of diabetics ) 2045 53m+ Undiagnosed $8bn (46%) 2021 1 High burden of treatment Untreated (58%) 37m Diagnosed Not appropriate for early 2 (54%) $6bn Treated (42%) intervention $3bn A leading cause of new cases of Compliance issues limit real Among treated patients, 3 (3) blindness in US adults world treatment outcomes ~40% have a suboptimal response (5) at 12 weeks (1) International Diabetes Federation – diabetesatlas.org Estimated diabetes around the world in 2021: 537m, reaching 783m in 2045 (2) Yau et al. Global Prevalence and Major Risk Factors of Diabetic Retinopathy, Diabetes Care 2012 Mar; 35(3): 556-564. (3) https://preventblindness.org/diabetic-macular-edema-dme/ 15 (4) DRG Diabetic Macular Edema / Diabetic Retinopathy Disease Landscape & Forecast 2020 Strictly private and confidential 15 15 (5) Gonzalez 2016 Early and Long-term Responses to VEGF Therapy in DME: Analysis of protocol I data Commercially confidential information

Utility of invasive treatments is limited by compliance issues 14 20/40 or better 20/40 - 20/70 20/70 - 20/200 12. 11.4 12 12 VA improvement correlates with 10.2 § Number of injections; and 10 § Baseline vision 9 8 7.1 6 6 4 2 3.6 3.1 2.7 2.3 0 3 1 2 3 4 5 6 7 8 9 10 11 12 13 -2 -4 0 (2) (2) VIVID/VIST VIVID/VIST RISE/RIDE RESOLVE Insurance Kaiser Geisinger Integrated (1) (1) (3) A 2q4 A 2q8 claims, 2010 Permanente, Health Health # injections in first year of treatment -6 (4) 2008-2011 System, 2007- System, (5) (6) 2012 2007-2012 Anti-VEGF utilization in clinical trials Anti-VEGF utilization in clinical practice At 1 year, 28,658 patient eyes underwent a mean of 6.4 anti-VEGF Average 10.2 injections/year Average 2.9 injections/year injections, gaining a mean of +4.2 letters at 52 weeks (1) Brown 2013 (4) Fong 2017 (2) Berenberg 2016 (5) Holekamp 2018 (3) Kiss 2014 (6) Campbell 2014 Strictly private and confidential 16 16 Commercially confidential information Mean number of intravitreal injections over 12 months Mean VA change (letters)

OCS-01 | Current DME treatment paradigm leaves two patient segments undertreated and losing vision Patient presents with DME with DME DME with moderate to severe DME symptoms 43% 33% 24% mild visual recent onset visual impairment (1) Diagnosed by OCT impairment (2) (2) (2) DME Disease Progression and Treatment Landscape st st 1 line Laser 1 line Current Observation Laser Anti-VEGF Treatment Steroid implant Early Onset Intervention Complementary Non-invasive § Physician’s decision not to treat due to Treatment lack of appropriate treatment § Suboptimal response: Only 40% of patients § ~ 19% of patients with good vision (4) Unmet Needs respond adequately to anti-VEGF experience deterioration by ≥ 5 letters (3)§ Anti-VEGF use in clinical practice only ~30% over 2 years (5) of use in clinical trials § Potential for strong uptake/compliance given next step of invasive treatments § Patients not able to receive injections (4)(6) Addressable US patient population: 1.2 million (1) Optical coherence tomography (OCT) imaging (4) Gonzalez 2016 Early and Long-term Responses to VEGF Therapy in DME: Analysis of protocol I data (2) Baseline Demographics and Clinical Characteristics of Treatment-Naïve Patients with Diabetic Macular Edema Listed in the IRIS Registry (5) Kiss 2014 ; Berenger and Kiss, Feb. 2016, Real-world Utilization of VEGF agents (DME section), Review of Ophthalmology (Table S1) www.aao.org https://www.reviewofophthalmology.com/article/realworld-utilization-of-antivegf-agents Strictly private and confidential (3) Baker, Carl W., et al. Effect of initial management with aflibercept vs laser photocoagulation vs observation on vision loss among patients with 17 17 (6) Decision Resources Group: DME – DR Landscape Forecast – Disease Landscape Forecast 2020 diabetic macular edema involving the center of the macula and good visual acuity: a randomized clinical trial. Jama 321.19 (2019): 1880-1894 Commercially confidential information

OCS-01 | Phase 3 eye drop for DME Positive results in exploratory Phase 3 program initiated after Unique product candidate and Phase 2 studies in DME positive Phase 2 results and EoP2 meeting OCS-01 is a unique high-concentration (4) Patient Case (Phase 2 DX211 ) nanoparticle formulation of OCS-01 showed biological effect in (1) Dexamethasone (15mg/ml) DME Exploratory 1 (5) (6) CMT reduction and BCVA improvement 19 pts Tanito Study successfully completed Age 55 Treatment Group OCS-01 (2) DME Exploratory 2 DME Dur. 4 m 22 pts Ohira Study Prior DME Tx No Baseline successfully completed (5) Baseline CMT 765 (5) (3) Week 12 CMT 328 DME Phase 2 144 pts (6) Baseline BCVA 40 Randomized & double-masked (6) Week 12 W12 BCVA 56 successfully completed (1) Investigator-initiated, open-label, single-center study. Tanito M, et al. Invest Ophthalmol Vis Sci. 2011;52:7944-7948 (2) Ohira A, et al. Acta Ophthalmologica. 2015;93:610-615. Ohira A, et al. Acta Ophthalmologica. 2015;93:610-615 (3) Data presented at Angiogenesis, Exudation and Degeneration, 2020 by KOL (Dugel PU) (4) The Oculis OCS-01 phase 1/2 study: an effective topical therapeutic for DME. Presented at: Angiogenesis, Exudation, and Degeneration 2020; Feb. 8, 2020; Miami (Dugel PU) (5) Central macular thickness (CMT) Strictly private and confidential 18 18 (6) Best-corrected visual acuity (BCVA) Commercially confidential information

OCS-01 | DME DX-211 study design Design: Key Enrollment Criteria: Study objective: § Multicenter, randomized, § ETDRS BCVA letter score double-masked, vehicle- between 73 and 24 Test OCS-01 efficacy and safety in controlled § CMT of ≥ 310 μm § 144 subjects all-comer DME patients § OCS-01 compared to vehicle (2:1) Key Endpoints: Randomization § Mean change in BCVA vs. baseline at 12 weeks § Mean change in central retinal thickness (CMT) as assessed by SD-OCT at OCS-01 Vehicle weeks 2, 4, 8, 12, and 16 compared to baseline § Adverse events 12 3x/day 3x/day Execution: weeks § FDA advice-based, adequate and well-controlled, full GCP, Oculis sponsored study Primary endpoint § Experienced global CROs (ORA, Parexel) & Leading OCT center: Bern 4 weeks Observation Observation University Hospital Strictly private and confidential 19 19 Commercially confidential information

OCS-01 Positive Phase 2 DME study with 144 patients Statistically significant results in CMT and BCVA Mean CMT (Central Macular Thickness) Mean BCVA (Best Corrected Visual Acuity) (1) (1) change from Baseline at week 12 change from Baseline at week 12 0 4 -15 3 2.62 -20.06 -30 2 1.04 -45 1 -60 0 -56.83 OCS-01 (n=99) Vehicle (n=45) OCS-01 (n=99) Vehicle (n=45) Significant difference 1.58 letters (95% CI -1.12, 4.28); Significant difference -36.77 µm (95% CI -68.74, -4.80); p=0.1258 per pre-specified statistical model p=0.0123 per pre-specified statistical model (1) Dugel PU. The Oculis OCS-01 phase 1/2 study: an effective topical therapeutic for DME. Presented at: Angiogenesis, Exudation, and Degeneration 2020; Feb. 8, 2020; Miami. Note: Data presented at Angiogenesis, Exudation and Degeneration, 2020 by KOL (Dugel P.) Strictly private and confidential Note: ITT population, observed data only. CMT: Central Macular Thickness, BCVA: Best Corrected Visual Acuity. 20 20 Commercially confidential information LS mean change in CMT (µm) Change from baseline in BCVA (ETDRS Letters)

OCS-1 was well tolerated Increased IOP consistent with dexamethasone mechanism and always reversible as seen in the trial OCS-01 Vehicle (1) Safety Results (n=99) (n=45) Patients n (%) Patients n (%) ≥1 Ocular treatment-emergent ADR 32 (32.3) 9 (20.0) Increased intraocular pressure (IOP) 21 (21.2) 0 Eye irritation 3 (3.0) 0 Ocular hypertension 3 (3.0) 0 Cataract subcapsular 1 (1.0) 1 (2.2) Eyelid erythema 1 (1.0) 1 (2.2) Ocular hyperaemia 1 (1.0) 1 (2.2) Posterior capsule opacification 1 (1.0) 1 (2.2) Loss in BCVA ≥ 15 Letters in BCVA 1 (1.0) 1 (2.2) (1) Dugel PU. The Oculis OCS-01 phase 1/2 study: an effective topical therapeutic for DME. Presented at: Angiogenesis, Exudation, and Degeneration 2020; Feb. 8, 2020; Miami. Note: Data presented at Angiogenesis, Exudation and Degeneration, 2020 by KOL (Dugel P.) Strictly private and confidential Note: ITT population, observed data only. 21 21 Commercially confidential information

OCS-01 | DME Phase 2: Higher response in both (1) endpoints in typical Phase 3 population Mean CMT change among patients with Mean BCVA change among patients BCVA gain of at least 15 letters among baseline BCVA ≤ 65 at Week 12 with baseline BCVA ≤ 65 at week 12 patients with baseline BCVA ≤ 65 at week 12 6 OCS-01 (n = 45) Vehicle (n = 14) 20 OCS-01 (n = 45) Vehicle (n = 14) OCS-01 (n = 45) Vehicle (n = 14) 10% 9% 5 0 3.8 8% 4 -20 -23.1 6% 3 -40 2 4% -60 0.9 1 2% -80 -77.4 0% 0 -100 0% § More pronounced results were achieved among patients who entered the trial with worse visual acuity at baseline Baseline vision (BCVA ≤ 65 ETDRS) for planned OCS-01 Phase 3 studies in DME – confirmed by FDA in EoP2 meeting § Effect incorporated into ongoing Phase 3 DIAMOND trial in which a baseline BCVA score of less than or equal to 65 ETDRS, but equal or greater than 24 ETDRS, are the inclusion criteria § The trial design of DIAMOND was reviewed by the FDA as part of the End-of-Phase 2 meeting with the agency (1) Data presented at Angiogenesis, Exudation and Degeneration, 2020 by KOL (Dugel P.) Dugel PU. The Oculis OCS-01 phase 1/2 study: an effective topical therapeutic for DME. Presented at: Angiogenesis, Exudation, and Degeneration 2020; Feb. 8, 2020; Miami. Strictly private and confidential 22 22 Note: ETDRS: Early Treatment of Diabetic Retinopathy Study. Commercially confidential information Mean (± SD) Change in CMT From Baseline (μm) Mean Change in BCVA From Baseline (ETDRS Letters) BCVA gain of at least 15 letters (Percentage of patients)

OCS-01 | Data support OCS-01 to meet two treatment gaps in DME A potential versatile and effective option to treat DME patients Patient presents with DME with DME DME with moderate to severe DME symptoms 24% 43% 33% mild visual recent onset visual impairment Diagnosed by OCT impairment (1) (1) (1) OCS-01 Topical Treatment Covers Entire Continuum of DME Care Standalone/Combination treatment Expands patient and Early intervention as complementary alternative to anti-VEGF addresses retinal edema prescriber base injection (2) Change in OCT & BCVA among patients with baseline BCVA ≤ 65 Change in OCT among patients with baseline BCVA > 65 6 OCS-01 (n = 45) 0 Vehicle (n = 14) Physicians 5 -20 -10.6 3.8 4 -23.1 -40 General Retina -40 3 Ophthalmologist Specialists -41.9 -60 2 0.9 -80 OCS-01 (n = 47) 1 -77.4 -90 Vehicle (n = 28) 0 -100 (1) Baseline Demographics and Clinical Characteristics of Treatment-Naïve Patients with Diabetic Macular Edema Listed in the IRIS Registry (Table S1) www.aao.org Strictly private and confidential 23 23 (2) Dugel PU. The Oculis OCS-01 phase 1/2 study: an effective topical therapeutic for DME. Presented at: Angiogenesis, Exudation, and Degeneration 2020; Feb. 8, 2020; Miami. Commercially confidential information Mean (± SD) Change in CMT From Baseline (μm) Mean Change in BCVA From Baseline Mean Change in CMT From Baseline (μm)

OCS-01 | Phase 3 DME study post positive EoP2 FDA meeting Protocol with loading dose & enriched population to drive probability of success Successful EoP2 meeting with FDA for Phase 3 program Primary Endpoints (EoP2 meeting w/FDA) : Key Enrollment Criteria: Phase 3 study design: § Mean change in BCVA vs baseline at 52 weeks § Multicenter, randomized, double-§ Diabetes mellitus 1 and 2 masked, vehicle-controlled § ETDRS BCVA letter Key Secondary Endpoints: score between 65 and 24 § Stage 1: selection of dose § Mean change in central retinal thickness regimen with better efficacy, § Macular thickness (CST) assessed by SD-OCT patient enrollment target: 132 of ≥ 310 μm § % of patients with +15 ETDRS letters vs § Stage 2: two global Phase 3 with baseline ~350-450 pts each Stage 2 Stage 1 6 weeks 6weeks 52 weeks Dose and sample size Selected dose regimen 6x/day 3x/day Screening selection 6x/day 3x/day Matching vehicle Randomization End of treatment End of trial Stage 1 2:1 OCS-01 Vehicle Strictly private and confidential 24 24 Commercially confidential information

OCS-01 in Ocular Surgery provides unique medical profile in high-risk patients Cystoid Macular Edema (CME), the OCS-01 1x/day highly effective and most significant cause of Ocular Surgery Market safe in treating inflammation and pain postoperative vision loss after ocular (5) surgery (1) (2) U.S. Ocular Anterior Procedures (M) Skyggn: 150 patient Phase 2 Study results 2019-2037 • Up to 56% of high-risk patients may Active Arm vs experience clinically significant CME following (5) vehicle ~10M total ocular surgery . Clinically significant CME (5) occurs in up to 5.8% of cataract surgeries procedures in 2037 ZERO • Approximately 30% of patients who undergo 51% vs 20% ocular surgery have higher risk of CME, INFLAMMATION p-value: 0.0009 including patients with diabetes, uveitis and D15 (3) other risk factors PAIN FREE 73% vs 45% D4 p-value: 0.0049 (1)(3) Addressable US patient population: 2 million (1) Meddevicetracker, HPCUnet (Clearview forecast) (4) https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5790635/ Strictly private and confidential (2) Data on file, Skyggn phase 2 study 25 25 (5) https://crstodayeurope.com/articles/2013-julaug/prevention-of-cme-after-cataract-surgery (3) ARVO Annual Meeting Abstract, June 2021, Hennings et al. Prognostic determinants of postoperative pseudophakic macular oedema in a tertiary hospital setting Commercially confidential information

OCS-01 | SKYGGN (DX-216) Study (1) Cross-trial comparison of OCS-01 SKYGGN vs. FDA approved treatments Active ZERO INFLAMMATION D15 PAIN FREE D4 Source Dosing Ingredient % Drug vs vehicle % Drug vs vehicle Active Arm vs Active Arm vs OCS-01 Delta vs vehicle Delta vs vehicle vehicle vehicle SKYGGN Dexamethasone 1x/day Phase 2 1.5% 51% vs 20% 73% vs 45% +31% +28% (2) Study p-value: 0.0009 p-value: 0.0049 Active ZERO INFLAMMATION D15 PAIN FREE D4 Source Dosing Ingredient % Drug vs vehicle % Drug vs vehicle Loteprednol 2x/day 50% vs 27% +23% 43% vs 25% +18% Phase 3 1% (Inveltys) study results / FDA Difluprednate 4x/day 41% vs 12% +29% 45% vs 25% +20% labels of 0.05% (Durezol) approved Loteprednol treatments 3x/day 47% vs 25% +22% 72% vs 50% +22% 0.38% (Lotemax SM) (1) FDA labels for Inveltys , Lotemax SM ( Fong R Ophthalmol.2019) and Durezol; Skyggn Trial Oculis / Different studies; Not a direct comparison. (2) Data on file, Skyggn phase 2 study Strictly private and confidential 26 26 Commercially confidential information

OCS-01 | Cystoid Macular Edema Pilot studies support CME treatment/prevention potential of OCS-01 (1)(2) Two pilot studies (11 eyes in 8 patients) Case study Fully restored anatomy after 8 weeks treatment for OCS-01 in CME & vitritis in intermediate/ posterior uveitis demonstrated improved Baseline vision and restored anatomy: § CMT (from 486 µm to 339 µm); § Visual acuity (logMAR from 0.2 to 0.1); and § Vitreous haze (+1.5 to +0.5) 8 weeks Next Steps: § Proof-of-concept study to be conducted to confirm CME role § Data readout expected in 2024 27 (1) Krag et al., Acta Ophthalmol. 2014 Strictly private and confidential (2) Shulman et al., Acta Ophthalmol. 2015 27 Commercially confidential information

OCS-01 1x/day showed statistically significant reduction in inflammation and pain post ocular surgery in a Phase 2 study (1) Ocular surgery development DX-216 Phase 2 study design OCS-01 1x/day resulted in § Vehicle-controlled, randomized, multi- ü Positive Phase 2 Skyggn study largely de-risks Phase 3 statistically significant effect in (1) center clinical trial in the US program inflammation and pain reduction § Screening criteria: an anterior chamber cell ü Phase 3 study is to be conducted in US sites count of grade 2 or higher (an indication of (1) Skyggn: 153 patient Phase 2 study results intraocular inflammation) • 1x/day OCS-01 vs vehicle § 153 subjects Active Arm vs § Cohorts: • Design similar to Skyggn study Vehicle § OCS-01, 1-2x/day • Recruitment started in June 2022 § Vehicle, 1x/day § Treatment administered for 15 consecutive • Readout expected around mid 2023 supporting days followed by 1 week observation period ZERO INFLAMMATION 51% vs 20% NDA submission D15 p-value: 0.0009 Primary endpoints: § Absence of anterior chamber cells at Day 15 Launch platform for OCS-01 § Absence of pain at Day 4 ü Approval in Ocular Surgery would provide earlier market Secondary endpoints: access for OCS-01 PAIN FREE 73% vs 45% § Absence of anterior chamber cells at Days 4 D4 p-value: 0.0049 ü CME role provides unique medical & access profile and 8 § Absence of pain at Days 2, 8, and 15 OCS-01 was well tolerated in this trial. No serious ocular or system AEs were reported, and rate of non-serious AEs appeared to be largely procedure related. No patient displayed IOP of ≥ 30mmHg or a change in IOP of ≥ 10mmHg from baseline Strictly private and confidential (1) Data on file, Skyggn phase 2 study 28 28 Commercially confidential information

OCS-01 | Phase 3 study in post-cataract patients Phase 3 study evaluating efficacy and safety of OCS-01 once daily for the treatment of inflammation and pain following cataract surgery Primary Objective : Key Enrollment Criteria: Design: To evaluate the efficacy and safety of OCS-01 once § Planning to undergo unilateral § Randomized, double-masked, vehicle- a day (QD) compared to placebo (vehicle) in the cataract extraction and controlled study treatment of inflammation and pain following artificial lens implantation § 240 subjects (1:1) cataract surgery: § Signs of inflammation post- • Absence of inflammation at Day 15 surgery • Absence of pain at Day 4 2 weeks 1 week OCS-01 QD Follow-up Screening Placebo (vehicle) QD Follow-up Surgery day Drug administration starts on Day 1 after cataract surgery Randomization Strictly private and confidential 29 29 Commercially confidential information

OCS-01 Recap | Phase 3 retina eye-drop § Phase 3 Eye drop in DME with unique match with two critical unmet medical needs: early intervention & treated patients with inadequate response Retina eye drop in Phase 3 § A leading Ocular Surgery treatment with 1x/d dosing, combined with potential CME improvement as unique differentiation § Expands DME patient and prescriber base; enables general ophthalmologists to treat retina High potential commercial impact (1)(2) (3)(4) $ § Total addressable US patient population for DME ~ 1.2M and for Ocular Surgery ~2M (5) § DME: CMT & BCVA endpoints reached with statistical significance in Ph2 with 144 patients § Ocular Surgery: Phase 2 data shows potential for best-in-class profile for inflammation and Positive Ph2 in both (6) pain after ocular surgery, with 1x daily dosing indications § Positive EoP2 meeting validates DME Phase 3 design which further de-risks program via patient population enrichment & loading dose / dose-selection stage § DME: Phase 3 Stage 1 readout expected mid-2023 Near-term value inflection points § Ocular Surgery: Phase 3 readout expected mid-2023 (1) Decision Resources Group: DME – DR Landscape Forecast – Disease Landscape Forecast 2020(1) (2) Gonzalez et al. 2016, Early and long-term responses to Anti-VEGF therapy in DME: Analysis of protocol I Data (3) Meddevicetracker, HPCUnet (Clearview forecast) (4) ARVO Annual Meeting Abstract, June 2021, Hennings et al. Prognostic determinants of postoperative pseudophakic macular oedema in a tertiary hospital setting Strictly private and confidential (5) Data presented at Angiogenesis, Exudation and Degeneration, 2020 by KOL (Dugel P.) 30 30 (6) Data on file, Skyggn phase 2 study Commercially confidential information

Q&A 31

OCS-02 in Dry Eye Disease & Uveitis 32

OCS-02 First anti-TNFα eye drop for DED & Uveitis First biologic eye § Next gen. ophthalmic anti-TNFα to directly address core inflammation in DED & Uveitis drop in DED High potential (1) § Total addressable US patient population for DED: ~10M commercial impact $ Positive Ph2 in both § 3 clinical Phase 2 studies showed statistically significant reduction in symptoms and well- indications tolerated profile of OCS-02 in DED and Uveitis Upcoming value § DED: Phase 2b readout expected in 2024 inflection § Uveitis: Phase 2b readout expected in 2024 milestones (1) DED Disease and Landscape – DRG Report, Dec. 2020 Strictly private and confidential 33 33 Commercially confidential information

OCS-02 | DED is a large & growing market opportunity Underpenetrated with very few patients experiencing lasting relief Dry Eye Rx drug market in Significant market opportunity (1) G7 countries in 2019 (1) § Large and growing market forecasted to reach $7.3bn in 2029 Corticosteroids (ophthalmic), 3% § Underpenetrated with only 9% of diagnosed patients in the US receiving Secretagogues, 5% (1) treatment Aqueous supplements, 0% LFA-1 § Despite current options, an under-addressed patient population with only Antagonists, Mucolytics, 0% (2) 20% 13% of patients achieving lasting relief ~$4bn (1) § For those treated, the vast majority are receiving anti-inflammatory drugs in 2019 Calcineurin inhibitors § Next generation anti-inflammatory drug with novel MoA remains a key (Ophthalmic), (1) unmet medical need for DED 72% (1) DRG Dry Eye Disease Landscape and Forecast 2020 (2) Mukamal, R. Why is Dry Eye So Difficult to Treat? 2021 https://www.aao.org/eye-health/tips-prevention/fix-dry-eye-treatment-eyedrops Strictly private and confidential 34 34 Commercially confidential information

OCS-02 | Ocular surface inflammation, a central role in DED (1)(4) Current understanding of DED has advanced The vicious circle of DED TFOS DEWS II (2020) recognizes the etiological role of ocular (2,3) surface inflammation and damage in DED DED is initiated by desiccating stress and perpetuated by a (3) vicious circle of ocular surface inflammation Inflammation rapidly takes on a central role in sustaining the (4) pathological state Tears from dry eye patients contain significantly increased concentrations of inflammatory cytokines such as TNFα (5) showing correlation to severity of the disease OCS-02 to provide next generation (biologic) anti-inflammation treatment in ophthalmic context (1) Baudouin C, Aragona P, Messmer EM, et al. Role of hyperosmolarity in the pathogenesis and management of dry eye disease: proceedings of the OCEAN group meeting. Ocul Surf, 2013;11:246-258. (2) TFOS DEWS II Definition and Classification report, The Ocular Surface 15 (2017), 276-283 (3) TFOS DEWS II Pathophysiology report The Ocular Surface 15 (2017) 438-510 (4) Baudoin C. Dry Eye Disease, the complex interactions of vicious cycles. EuDES European Dry Eye Society https://www.dryeye-society.com/resources/dry-eye-disease-complex-interactions-vicious-cycles (5) Massingale et al. 2009, Analysis of Inflammatory Cytokines in the Tears of Dry Eye Patients, CORNEA, October 2009, Vol. 28 Issue 9, p 1023-1027 Strictly private and confidential 35 35 Commercially confidential information

OCS-02 | First and only topical treatment candidate based on anti-TNFα antibody fragment Clinically proven MoA with potential transformative impact in ocular diseases of inflammation Innovative Antibody Fragment Technology Topical Biologic Candidate Illustration of fragment technology OCS-02 is an anti-TNFα antibody fragment scFv* IgG Fab (OCS-02) formulation with potential to become the first approved topical biologic for DED Regions that bind to Regions that bind to neutralize TNFα � neutralize TNF ü Clinically proven MoA Anti-inflammation and anti-necrosis MoA already approved as systemic treatment for ocular disease and with transformative impact in other areas ü Enhanced ocular penetration Lower molecular weight allowing for enhanced ocular penetration and higher concentration Framework for OCS-02 optimized for stability ü Proprietary genetic biomarker Standard and other drug-like antibody Associated with OCS-02 response highlighting the properties frameworks 26 kDa 149 kDa 48 kDa opportunity for a precision treatment in DED Strictly private and confidential 36 36 Commercially confidential information

OCS-02 | Anti-TNFα biologic eye drop, intended to address large unsatisfied market Positive Phase 2 / PoC Advancing into Significant Market in DED and Uveitis Phase 2b for both indications Opportunity Dry Eye Disease The potential to become the DED#1 FIRST precision medicine in Dry Eye Disease 85 pts Phase 2 POC successfully – de-risks clinical trial and creates potential Advance OCS-02 in Phase 2b to completed market pricing upside evaluate signs in DED (with secondary endpoint in symptoms) DED#2 A unique benefit in DED given its multifactorial Stratification to validate genetic biomarker in 131 pts Phase 2 POC successfully nature and heterogenous patient population severe DED population completed Addressable US patient segment for DED: Uveitis (1) Uveitis ~10M Advance OCS-02 in Phase 2b 35 pts Phase 2 POC successfully as steroid-sparing alternative completed for chronic and recurring Non-Infectious Anterior Uveitis (1) DED Disease and Landscape – DRG Report, Dec. 2020 Strictly private and confidential 37 37 Commercially confidential information

OCS-02 | Phase 2a study in DED A multi-center, randomized, double-masked, vehicle-controlled, proof-of-concept study evaluating efficacy of OCS-02 for the treatment of signs and symptoms of DED Objectives: Phase 2a study design: Key Enrollment Criteria: § To assess the safety and tolerability of OCS- § Randomized, double-§ Subjects with history of DED for 6 mths 02 and its efficacy in reducing DED symptoms masked, vehicle-controlled § Must use artificial tears, gels, lubricants study or re-wetting drops on a regular basis Endpoint: § Multi-center, 10-week § ETDRS BCVA ≥ 55 letters § Primary: improvement in global ocular § Hyperemia score ≥ 1 on McMonnies discomfort Score redness photographic reference scale in § Secondary: % of patients with more than 20 at least 2 out of 4 quadrants points improvement in the global ocular discomfort score 2 weeks, all subjects 6 weeks 4 weeks OCS-02 3x/day (TID) Follow-up Screening Artificial tears Identified subjects with persistent, frequent and Vehicle (TID) Follow-up severe ocular discomfort despite the use of artificial tears Randomization Strictly private and confidential 38 38 Commercially confidential information

OCS-02 | Phase 2a positive results in DED Proof-of-Concept Phase 2 trial evaluating symptoms demonstrated (1) statistically significant reduction in symptoms and well-tolerated profile Full study population High responders OCS-02 Vehicle P=0.02 % Safety Results Points (n=69) (n=65) 0 Patients n Patients n 20 Vehicle OCS-02 (%) (%) Treatment emergent Ocular AE ≥ 1% -4 Dry eye 2(2.9) 0 (0.0) Eye pruritus 2(2.9) 0 (0.0) -8 10 Conjunctival haemorrhage 0(0.0) 1 (1.5) P=0.04 Conjunctivitis 1 (1.4) 0 (0.0) Eye discharge 1 (1.4) 0 (0.0) -12 5% Eye pain 1 (1.4) 0 (0.0) (3/64 pts) Lacrimation increased 1 (1.4) 0 (0.0) OCS-02 Vehicle 0 Retinal haemorrhage 1 (1.4) 0 (0.0) N 67 64 Vehicle OCS-02 Vitreous degeneration 0 (0.0) 1 (1.5) Vitreous floaters 1 (1.4) 0 (0.0) (2) Consistent results in a previous study with fast onset at day 14 reaching and maintaining statistical significance Statistical significance reached in both all-comers and biomarker / high responders (1) Predecessor of OCS-02 (LME636) Strictly private and confidential 39 39 (1) Note: Presented at ARVO 2021 by KOL (Perez V.) (2) Phase 2a study in acute anterior uveitis; data presented at ARVO, 2021 by KOL (Galor A.) Commercially confidential information Reduction in global ocular discomfort score % Pts with > 20 points improvement

OCS-02 | Biomarker identified for high responders – potential for precision medicine approach Genetic biomarker for OCS-02 response Association between gene variants and global Pre-specified exploratory pharmacogenetic analysis focused on ocular discomfort score at treatment day 29 was the genes relevant to TNF pathway and Sjogren’s syndrome tested: § Among the gene variants tested, one variant 25 out of 4 showed significant effect on the High responders: VAS change from baseline >20 15 response to OCS-02. 5 -5 § Patients with this gene variant tended to have -15 larger improvement vs other p < 0.0001 -25 -35 # subj. (%) VAS >20 § Oculis is planning to further validate OCS-02 -45 -55 biomarker in the upcoming Phase 2b study OCS-02 12 (18%) -65 -75 Vehicle 3 (5%) Successful Phase 2b will support advancement -85 to Phase 3 while evaluating the potential for a *P=0.018 -95 precision medicine for DED Full analysis set -105 Presented at ARVO 2021 by KOL (Perez V.) Strictly private and confidential 40 40 Commercially confidential information Change from Baseline

OCS-02 | Genetic biomarker correlated with TNFα mRNA expression Enables de-risking of program and potential commercial upside § Significant reduction of anti-inflammatory IL1B IL8 TNFα factors IL1B, IL8, and TNFα was observed in LML636 - IL1B mRNA expression LML636 - IL8 mRNA expression OCS LML -636 02 - TNFα mRNA expression 300 60 40 patients with SNP rs1800693 CC genotype 30 240 40 20 180 20 and treated with OCS-02 10 120 0 0 60 -20 -10 0 CC (n=3) CC (n=3) -20 CC (n=3) -40 -60 LME636 -30 -60 -120 CT (n=23) CT (n=24) CT (n=23) -40 -80 -180 -50 TT (n=13) TT (n=13) TT (n=13) -240 -100 -60 § High correlation with the biomarker and TNFα -300 -120 -70 Baseline Day 29 Day 43 Baseline Day 29 Day 43 Baseline Day 29 Day 43 mRNA expression Treatment days Treatment days Treatment days Vehicle - IL1B mRNA expression Vehicle - IL8 mRNA expression Vehicle - TNFα mRNA expression § Phase 2b planned for further validation 300 60 40 30 240 40 20 180 20 10 120 0 0 60 -20 -10 0 CC (n=7) CC (n=7) -20 CC (n=7) -40 Vehicle -60 -30 -60 § Biomarker / precision medicine approach -120 CT (n=17) CT (n=17) CT (n=17) -40 -80 -180 -50 TT (n=15) TT (n=15) TT (n=15) -240 -100 -60 provides potential to de-risk Phase 3 -300 -120 -70 Baseline Day 29 Day 43 Baseline Day 29 Day 43 Baseline Day 29 Day 43 probability of success and potential for Treatment days Treatment days Treatment days commercial upside in DED * Mixed model repeated measure analysis Presented at ARVO 2021 by KOL (Perez V.) Strictly private and confidential 41 41 Commercially confidential information Change from baseline (%) Change from baseline (%) Change from baseline (%) Change from baseline (%) Change from baseline (%) Change from baseline (%)

OCS-02 | Phase 2b study in Chronic Uveitis A Multi-center, Randomized, Parallel-Group, Single-Masked Study Evaluating the Safety and Efficacy of OCS-02 for the Treatment of Chronic Uveitis in Subjects Treated with Steroids Dosing (treatment arm): Endpoints: Objectives: Key Enrollment Criteria: § Period One (Adjustment, 3 § Primary Efficacy: proportion of § Compare efficacy § Chronic uveitis patients aged 12- weeks): steroid is withdrawn subjects not experiencing of OCS-02 vs 65 progressively in combination steroids in worsening in uveitis activity with OCS-02 8 drops/day added § Treated with steroids maintenance defined as 2-step increase in at Day 1 therapy of chronic § Controlled disease activity score on SUN scale § Period Two (OCS-02 Mono- uveitis. (‘controlled’ is defined as 0-1 § Safety: IOP, AEs, change in therapy period, 5 weeks): § Approximately 40 score on SUN scale) visual acuity compare efficacy between subjects treatment OCS-02 8x/day Adjustment period ( 3 weeks) Mono-therapy period ( 5 weeks) R Screening Continuation of steroid regimen 42 Day 1 Strictly private and confidential 42 42 Confidential Commercially confidential information

OCS-02 | Current DED treatment paradigm and unmet needs DED Progression and Treatment Landscape st nd rd 1 line Behavioral Changes 2 line Treatment 3 line Treatment Artificial Tears / OTC Products Cyclosporin Punctal Plugs LFA-1 inhibitor Current Lid Hygiene Other Corticosteroid Treatment (Scleral contact lenses, moisture Cholinergic Agonist chamber spectacles, Lipiflow, autologous serum, et) Other (Steroids, antibiotics, tear-conserving interventions) § Despite current options, an under-addressed patient Unmet Needs population with only 13% of patients achieving lasting (2) relief (1) Addressable US patient population: ~10 million Source: Physician Interviews; ClearView Analysis. Strictly private and confidential 43 43 (1) GlobalData - Dry Eye Syndrome Global Drug Forecast and market analysis to 2026 Commercially confidential information (2) Mukamal, R. Why is Dry Eye So Difficult to Treat? 2021 https://www.aao.org/eye-health/tips-prevention/fix-dry-eye-treatment-eyedrops

OCS-02 | Uveitis unmet need and market opportunity Chronic/recurrent patients have OCS-02 completed positive Phase 2a with Widespread willingness to Rx OCS-02 (7) the greatest unmet medical need topical biologic in Anterior Uveitis given non-steroidal & topical profile Non-Infectious Uveitis Epidemiology (6) (7) Phase 2 POC Study Future Treatment Paradigm with OCS-02 81% of NIU are (2) § OCS-02 reached its endpoint with statistical anterior segment 400 significance in a Phase 2 POC study in acute 51% of uveitis Uveitis patients are (1)(2) 311 either chronic 300 (3) or recurrent 252 Responders at Day 22 About 30% (Primary endpoint) experience steroid 200 56% (4)(5) related SE 128 § No significant ocular or non-ocular safety 100 findings 39 § Lasting effect observed after end of treatment 0 NIU Chronic or Patients Ant. recurrent with SE Uveitis (1) 2020 US adult population (258.3 million): https://www.census.gov/library/stories/2021/08/united-states-adult-population-grew-faster-than-nations- (4) https://www.college-optometrists.org/clinical-guidance/clinical-management-guidelines/glaucoma_steroid total-population-from-2010-to-2020.html#:~:text=In%202020%2C%20the%20U.S.%20Census,from%20234.6%20million%20in%202010 (5) https://www.ncbi.nlm.nih.gov/books/NBK430903/ (2) Prevalence of Non-Infectious Uveitis (121 per 100,000): Thorne. JAMA Ophth. 2016 (6) Phase 2 POC study with OCS-02 in Acute Anterior Uveitis (data on file & presented at ARVO 2021) (3) Acharya. JAMA Ophthal. 2013;131(11):1405 (7) Interviews with physicians, Clearview market research Strictly private and confidential 44 44 Commercially confidential information U.S. Patients (K)

OCS-02 | Steroid Sparing Non-Infectious Anterior Uveitis Phase 2 results met endpoints with a lasting effect after the end of the treatment Target Profile Steroid sparing treatment for non-infectious anterior uveitis § Address unmet need with no current topical options beyond steroids Value Proposition § Need for efficacious, safe, and convenient option for steroid sparing patients before going to systemic steroid or Immuno suppressors treatments Efficacy • Positive POC with Efficacy Results: 56% Responders at Day 22 vs prespecified Target of 30% • Lasting effect observed after end Safety and Efficacy of treatment • Excellent tolerability profile with no significant ocular or non-ocular safety findings 45 Strictly private and confidential 45 45 Commercially confidential information

OCS-02 | Phase 2b study in non-infectious anterior uveitis Primary Endpoints: Key Enrollment Criteria: Phase 2b study design: § Absence of anterior chamber cells (i.e. score of § Multicenter study§ Non-infectious chronic zero) at Visit 5 (Day 29) anterior uveitis in at § 8-week study in 60-100 patients least 1 eye Key Secondary Endpoints: § Overlap period between steroid § TBD § Mean difference in IOP between treatment arms and OCS-02 at Day 29 § Change from baseline of BCVA as measured on the ETDRS chart 8 weeks TBD OCS-01 3x/day Follow-up Screening Continued steroid therapy Follow-up Randomization 46 Strictly private and confidential 46 46 Commercially confidential information

OCS-02 Recap | First anti-TNFα eye drop for DED & Uveitis First biologic eye § Next gen. ophthalmic drug to directly address core inflammation conditions in DED & drop, with new mode of action for Uveitis ocs-02: Anti-inflammatory & anti-necrosis (anti-TNFα) NCE DED § Underpenetrated market only 9% diagnosed pateints are treated and Unsatisfied market High potential (1) 13% experienced lasting relief commercial impact $ (2) § Total addressable US patient population for DED: ~10M § 3 clinical Phase 2 studies showed statistically significant, positive results on efficacy Positive Phase 2 in measures and good tolerability profile of OCS-02 in DED and Uveitis both indications § Biomarker as an upside has potential to further drive Phase 3 de-risking and unique commercial value proposition Upcoming value § DED: Phase 2b readout expected in 2024 inflection § Uveitis: Phase 2b readout expected in 2024 milestones (1) Mukamal, R. Why is Dry Eye So Difficult to Treat? 2021 https://www.aao.org/eye-health/tips-prevention/fix-dry-eye-treatment-eyedrops Strictly private and confidential (2) DED Disease and Landscape – DRG Report, Dec. 2020 47 47 Commercially confidential information

Q&A 48

OCS-05 in Neuroprotection Normal vision Early glaucoma Advanced glaucoma

OCS-05 First SGK2 neuroprotective candidate in ophthalmology First SGK neuroprotective § Disease modifying drug which protects and repairs neurons ophthalmic candidate High potential § Potential application in ophthalmology including Glaucoma, Geographic Atrophy, Diabetic commercial impact Retinopathy, and corneal indications such as Neurotrophic Keratitis $ § Preclinical data showing neuroprotection by preventing retinal ganglion cell death and Data supporting (1) (2) improvement of function in MS and AON models MoA and safety § Phase 1 study data demonstrated OCS-05 was well-tolerated in 48 healthy volunteers Upcoming value § Proof-of-concept data readout in AON expected in 2024 inflection (1) Multiple Sclerosis. (2) Acute Optic Neuritis. Strictly private and confidential 50 50 Commercially confidential information

OCS-05 | Candidate Overview SGK-2 activator peptidomimetic small molecule with unique MoA for neuroprotection and potential applications in large ophthalmic disease areas Unique & Differentiated MOA Disease modifying drug to protect and repair neurons OCS-05 targets SGK as part of the neurotrophic factor signalling pathways triggering multiple beneficial affects on § Activates neurotrophic signalling pathways apoptosis, anti-oxidation and anti-inflammation supporting neuronal survival and repair (+) Multiple potential applications: (-) § Glaucoma § Dry AMD / Geographic Atrophy § Diabetic Retinopathy (+) (+) § Acute Optic Neuritis § Neurotrophic Keratitis Strictly private and confidential 51 51 Commercially confidential information

OCS-05 to meet critical unmet need in Glaucoma Large unmet need remains despite availability of effective IOP lowering drugs ̴ 80M people have Glaucoma worldwide – While SOC drugs reduce IOP (a risk factor), Current medications are insufficient: >20% reaching ~110M by 2040 there is no treatment to protect against of patients still go blind in at least 1 eye optic nerve damage after 10 years (1) Global number of Glaucoma patients (2) Cumulative incidences of blindness (millions of patients) 120 100 At least one eye SOC: 80 IOP 60 lowering OCS-05 Bilateral 40 20 0% 20% 40% 60% 0 after 10 years after 20 years 2020 2040 “Currently available therapies for Glaucoma only attempt to reduce intraocular pressure, the major risk factor, without addressing the associated Optic Neuropathy and (3) Retinopathy.” (3) “Development of Glaucoma neuroprotective treatment is therefore a pressing unmet medical need.” “…subset of patients with Glaucoma may have more aggressive disease and may be particularly susceptible to progression, possibly because of non-IOP-related factors that (4) contribute to retinal ganglion cell (RGC) death and vision loss.” (1) https://www.brightfocus.org/glaucoma/article/glaucoma-facts-figures (2) Peters D, Bengtsson B, Heijl A. Lifetime risk of blindness in open-angle glaucoma. Am J Ophthalmol. 2013;156:724–730 (3) Liu, Y., Pang, IH. Challenges in the development of glaucoma neuroprotection therapy. Cell Tissue Res 353, 253–260 (2013) Strictly private and confidential 52 52 (4) Malihi M, Moura Filho ER, Hodge DO, Sit AJ. Long-term trends in glaucoma-related blindness in Olmsted County, Minnesota. Ophthalmology. 2014;121:134–141 Commercially confidential information

OCS-05 | Promotes neuroprotection Compelling data showing neuroprotection in Glaucoma and AON models OCS-05 shown to promote improvement of OCS-05, IVT and topical, shown to prevent (3) RGCs damage (the key element in clinical function (disability due to vision loss) in Glaucoma vision loss) experimental autoimmune encephalomyelitis model (4) (3) (5) (5) Other pre-clinical data: OCS – 05 | H&E for RGC density at week 6 OCS – 05 | Model of autoimmune AON and MS Clinical assessment § Reduced axonal loss and (score) demyelination in chemical 5 Severe AON models (curative disabilities regimen) with sustained efficacy 4 Placebo § Reduce axonal loss in POAG Treatment initiation models 3 OCS-05 50 mpk§ Reduce axonal loss and demyelination in 2 inflammatory AON models OCS-05 100 mpk 1 0 Normal High-pressure Glaucoma rat model of neurodegeneration Experimental Autoimmune Encephalomyelitis model in mice without inflammation (1) Primary Open-Angle Glaucoma (POAG). (2) Experimental autoimmune encephalomyelitis (EAE). (3) Retinal ganglion cell (RGC). Strictly private and confidential (4) Hematoxylin and eosin (H&E) staining. 53 53 (5) Villoslada P. et al. Neurotherapeutics, published online: 27 February 2019. Commercially confidential information Intravitreal Eyedrops D1 D3 D5 D7 D9 D11 D13 D15 D17 D19 D21 D23 D25 D27 D29 D31 D33 D35 D37 D39 D41 D43 D45 D47

OCS-05 | Protects against loss of Retinal Ganglion Cells AON model: Short term study (5-day treatment, assessment at day 6) (1) Visual of RGC Protection Prevention of Retinal Ganglion Cell (RGC) loss Sham control % of Efficacy RGC 250 35.9 64.0 No loss 198 *** 200 ** 178 163 Placebo 144 150 Loss of RGC 100 50 OCS-05 70 mg/kg High loss 0 Sham control Path control BN201 BN201 OCS-05 OCS-05 More (35 mg/kg) (70 m (70 mg/ g/kg Kg) ) (35 RGC **p < 0.01 ; ***p < 0.001 compared to placebo mg/Kg) remain Lysolecithin induced demyelinating model in rat (model of acute optic neuritis) (1) Villoslada P. et al. Neurotherapeutics, published online: 27 February 2019 Sham control in healthy animals Strictly private and confidential Path control: Pathological control 54 54 Commercially confidential information Number of Ganglion cells/ 6 high power field

OCS-05 | ACUITY first-in-patients trial in AON Paving the way to multiple indications ACUITY PoC Study paving the way to multiple indications Acute Optic Neuritis (AON) Glaucoma Ongoing Acuity PoC Geographic Atrophy Discovery Animal models Phase 1 Neuro-Retina Diabetic Retinopathy CNS: Multiple Sclerosis (MS) Cornea: Neurotrophic Keratitis Phase 1: No drug-related side effects Phase 2a: First-in-Patients Trial in AON § Randomized, double-blind, placebo-controlled, § Objective to evaluate safety and efficacy of OCS-05 single and multiple ascending dose study of the compared to placebo in patients diagnosed with a first safety, tolerability and PK of OCS-05 in adult unilateral AON of a demyelinating origin healthy volunteers (UK, MHRA) § Randomized double-blind placebo-controlled, § Recruitment of 48 healthy volunteers (36 OCS-05, multicentre trial in Europe 12 placebo) Note: IND for OCS-05 on clinical hold in FDA pending identification of NOAEL. Strictly private and confidential 55 55 Commercially confidential information

OCS-05 recap | First SGK neuroprotective candidate in ophthalmology First SGK § Disease modifying drug which protects and repairs neurons neuroprotective § Potential paradigm shift in treating major blinding diseases by acting directly on retinal ophthalmic neurons candidate High potential § Potential application in ophthalmology including Glaucoma, Geographic Atrophy, Diabetic commercial impact Retinopathy, and corneal indications such as Neurotrophic Keratitis $ § Preclinical data showing neuroprotection by preventing retinal ganglion cell death and Data supporting (1) (2) improvement of function in MS and AON models MoA and safety § Phase 1 study data demonstrated OCS-05 was well-tolerated in 48 healthy volunteers Upcoming value § Proof-of-concept data readout in AON expected in 2024 inflection (1) Multiple Sclerosis. (2) Acute Optic Neuritis. Strictly private and confidential 56 56 Commercially confidential information

Q&A 57

Summary 58

Proven track record of efficient capital deployment and execution of key milestone opportunities OCS-01 Positive EoP2 with FDA for DME OCS-01 OCS-01 and Ocular Sx OCS-05 OCS-02 Optireach® clinical commenced Phase 3 studies Neuroprotective Biologic eye drop Optireach® animal & validation in disease modifying Novartis in-licensing human POC DME/retina and Oc Sx technology in-licensing OCS-02 Technical development advancement < 2016 - 2017 2018 - 2019 2020 2021 2022 Series B2 Series C Series A Series B1 ~US $25m ~US $60m ~US $5m ~US $20m Strictly private and confidential 59 59 Commercially confidential information Business Milestones Financing

European Biotech Acquisition Corp. (“EBAC”) expects to enter into a definitive agreement to merge with Oculis EBAC is a compelling SPAC partner for Oculis Transaction Overview (1,2,3,4) ü Supported by Life Sciences Partners, one of • EBAC (NASDAQ: EBAC) to combine with Oculis at a $218 million pro forma enterprise value Europe’s largest and most experienced (1) healthcare investment firms • Transaction to be funded through a combination of EBAC’s $128 million Cash in Trust and $76 (5) million of committed PIPE financing ü Track record going back 30 years, Life (2) Sciences Partners has raised more than €3 • EBAC sponsor to retain 2.8 million founder shares billion, and invested in over 150 private companies • Existing shareholders of Oculis to roll 100% of holdings and maintain ~47% pro-forma ownership (2) in the combined company ü 17 successful exits in the last 5 years, including 6 IPOs ü Transaction proceeds to Oculis will fund the continued clinical development of ü Life Sciences Partners is a value-added pipeline products, as well as for working capital and other general corporate partner to Oculis with a global portfolio of purposes assets and relationships (1) Assumes no redemptions from EBAC Trust. Excludes interest earned in the Trust. SPAC cash amount subject to change depending on actual interest earned. Approximately $7m in non-redemption agreements committed from existing EBAC investors at announcement. (2) Pro forma share count includes 20.3m seller’s rollover shares, 12.8m EBAC public shares, 7.6m PIPE shares and 2.8m Sponsor Shares (including 1.6m of at-risk capital). Excludes impact of ~4.25m EBAC Public Warrants, ~0.15m Private Placement Warrants, 4m Seller Earn-out Shares and Proposed New Equity Incentive Plan. (3) Oculis cash position of $28.8m as of the end of Q3 2022. 60 (4) Based on Company Equity Value under the terms of the BCA, with a pro-forma number of approximately 20.3m shares to be issued to Oculis shareholders as rollover equity. Strictly private and confidential 60 60 (5) $12.7m of the PIPE financing is in the form of a convertible loan agreement at zero percent interest and convertible at closing. Commercially confidential information

Oculis Intellectual Property Rights Strong IP and market exclusivity Patent Categories Data Exclusivity Last to expire Formulation Manufacturing n/a OCS-01 2040 Methods of use 2037 US biosimilar exclusivity for 12 Product (further patents in years and similar in other OCS-02 Methods of use preparation) jurisdictions Up to 7 years in US based on 2040 Product orphan drug designation and OCS-05 (further patents in Methods of use similar in other jurisdictions preparation) Strictly private and confidential 61 61 Commercially confidential information

Transaction overview (2) PIPE Financing Pro-Forma Ownership 7% • Implied post-money enterprise value of $218 million Seller's Rollover Equity 17% EBAC Public Shareholders (1) • $76 million of committed PIPE financing led by LSP 7 47% PIPE Investors 29% • To fund the continued clinical development of pipeline products, as Sponsor Shares well as for working capital and other general corporate purposes Illustrative Pro-Forma Valuation ($m) Sources of Funds ($m) Uses of Funds ($m) Share Price $10.00 (4) (5) EBAC Cash in Trust $128 Rollover Equity $203 (2) Pro-Forma Shares Outstanding 43.5 PIPE Proceeds $76 Cash to Balance Sheet $189 Equity Value $435 (3) (-) Target Net Cash ($29) Rollover Equity $203 Transaction Fees (est.) $15 (4) (-) Net Cash to Balance Sheet ($189) Pro-Forma Enterprise Value $218 Total sources $407 Total uses $407 (1) $12.7m of the PIPE financing is in the form of a convertible loan agreement at zero percent interest and convertible at closing. (2) Pro forma share count includes 20.3m seller’s rollover shares, 12.8m EBAC public shares, 7.6m PIPE shares and 2.8m Sponsor Shares (including 1.6m of at-risk capital). Excludes impact of ~4.25m EBAC Public Warrants, ~0.15m Private Placement Warrants, 4m Seller Earn-out Shares and Proposed New Equity Incentive Plan. (3) Oculis cash position of $28.8m as of the end of Q3 2022. (4) Assumes no redemptions from EBAC trust. Excludes interest earned in the trust. SPAC cash amount subject to change depending on actual interest earned. Approximately $7m in non-redemption agreements committed from existing EBAC investors at announcement. (5) Based on Company Equity Value under the terms of the BCA, with a pro-forma number of approximately 20.3m shares to be issued to Oculis shareholders as rollover equity. 62 Strictly private and confidential 62 62 Commercially confidential information

Financing: Anticipated Use of Net Proceeds Overview (1) ~$100m to drive multiple value catalysts Use of Value US Proceeds Driver $m Purpose General & NDA & DME Phase 3 OCS-01 $35§ DME NDA enabling commercial Execution 20% OCS-01 35% Phase 3 Readiness§ OCS-02 technical development OCS-02 $30 In DED and Uveitis EoP 2 and Phase 3 readiness OCS-05 § Novel technology development, 15% AON PoC, NK, GA, IND enabling and OCS-05 $15 Glaucoma Dev. neuroprotection pre-clinical and clinical validation OCS-02 § Phased OCS-01 Oc Sx General business including 30% $20 commercial readiness commercial readiness (1) Minimum cash condition. Total $100 Strictly private and confidential 63 63 Commercially confidential information

Recap: Uniquely positioned to build significant value § Advanced pipeline with 2 Phase 3 and 2 Phase 2b indications Advanced and diversified product portfolio § 10+ Innovative and differentiated clinical and preclinical programs st § 1 Retina eye-drop for Diabetic Macular Edema (DME) st § 1 Biologic eye-drop for Dry Eye Disease (DED) Poised to deliver innovative therapies (upside potential from biomarker-driven precision medicine approach) st § 1 Neuroprotective agent for neuro-retina treatment Significant commercial potential§ Targeting critical unmet needs in 3 major ophthalmology segments 2023 2024 § OCS-01 Ocular Surgery Phase 3 readout§ OCS-01 Ocular Surgery NDA (1) § OCS-01 DME Phase 3 (Stage 1) readout§ OCS-01 CME PoC readout Near-term value inflection points expected § OCS-02 DED Phase 2b readout § OCS-02 Uveitis Phase 2b readout (1) Cystoid Macular Edema (CME). (2) § OCS-05 AON PoC readout (2) Acute Optic Neuritis (AON). Strictly private and confidential 64 64 Commercially confidential information

Our Purpose To drive innovation to save sight and improve eye care Strictly private and confidential 65 65 Commercially confidential information